MOBIFORM SOFTWARE, INC.

E-06

Warrant to purchase _________ shares of common stock, subject to the provisions set forth below.

Warrant to Purchase Shares of Common Stock of MOBIFORM SOFTWARE, INC. (a Delaware Corporation)

1. <u>Issuance of Warrant</u>.

This certifies that for good and valuable consideration,____________ and assigns (collectively, the "Warrantholder"), is entitled to purchase from **MOBIFORM SOFTWARE, INC.**, a Delaware corporation (the "Company"), subject to the terms and conditions hereof, at any time commencing on the date hereof and before 5:00 p.m., New York time on March 31, 2011 (the "Expiration Date"), _____________ (_________) shares of common stock (the "Common Stock" and/or "Warrant Shares") for U.S. twenty ($.20) cents per share (the "Exercise Price"). This Warrant may be exercised in whole or in part. The exercise price per share and the number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

2. <u>Manner of Exercise</u>.

(a) This Warrant may be exercised by giving written notice of such exercise to the Company, accompanied by payment in full of the Exercise Price, in cash or certified check payable to the Company, for the shares to be purchased. As soon as practicable, but not later than 15 days after Warrantholder has given said written notice and made said payment, the Company shall, without charging stock issue or transfer taxes to Warrantholder, issue the number of shares of duly authorized Common Stock issuable upon such exercise, which shall be duly issued, fully paid and non-assessable, and shall deliver to Warrantholder a certificate or certificates therefor, registered in Warrantholder's name. The Warrantholder shall be deemed a stockholder of the Company upon exercise of this Warrant as provided in this Section 2, except that if payment is made by personal check he shall not be deemed a stockholder until such time as his check has cleared.

(b) If this Warrant is exercised in part, it must be exercised for a number of whole shares of Common Stock, and the Warrantholder will be entitled to receive a new Warrant covering the Warrant Shares which have not been exercised. Upon such surrender of this Warrant, the Company will: (i) issue a certificate or certificates, in such denominations as are requested for delivery by the Warrantholder, in the name of the Warrantholder, for the largest number of whole shares of Common Stock to which the Warrantholder shall be entitled and, if

this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Warrantholder may be entitled, the Company shall round up such fraction to the nearest whole share of Common Stock; and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof, if this Warrant is exercised in part, pursuant to the provisions of this Warrant. Upon exercise in accordance with Subsection 2(a) or (b), the Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder.

(c) In lieu of exercising this Warrant by payment of cash in accordance with Paragraphs "a" and "b" of this Article "2" of this Warrant, the Warrantholder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant (accompanied by the election form, attached hereto, duly executed) at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of Warrant Shares computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where:

X= The number of Warrant Shares to be issued to the Holder of this Warrant.

Y= The number of Warrant Shares purchasable under this Warrant as to which this Warrant is being exercised.

A= The Current Market Price (as hereinafter defined) of one share of Common Stock.

B= The Exercise Price (as adjusted to the date of such calculations) per share of Common Stock.

For purposes hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the closing price per share of Common Stock on the trading day immediately preceding the date in question on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) upon which the Common Stock is listed or admitted to trading. Such closing price shall be the last reported sales price or, if no such reported sale takes place on such day, the closing bid price, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through the Nasdaq SmallCap Market or a similar organization if the Nasdaq Small Cap Market is no longer reporting such information. If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market or

any similar organization, the Current Market Price shall be deemed to be the highest reported bid price for the Common Stock on the Over the Counter Bulletin Board ("OTCBB"). If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange, is not quoted on the Nasdaq SmallCap Market, the OTCBB, or any similar organization, the Current Market Price shall be deemed to be the highest reported bid price for the Common Stock in the "Pink Sheets". If, on any such date, the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the Nasdaq SmallCap Market, the OTCBB, the Pink Sheets, or any similar organization, the Current Market Price shall be deemed to be the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, absent manifest error.

3. Representation of Warrantholder.

(a) By exercising this Warrant, Warrantholder understands and agrees that the shares of Common Stock to be acquired upon exercise of this Warrant will not be registered under the Securities Act of 1933, as amended (the "Act"), and will be issued in reliance upon an exemption from registration afforded by Section 4(2) of the Act; and that the shares will not be registered with any state securities commission or authority. Warrantholder further understands that the shares to be acquired upon exercise of the Warrant may not be offered or sold, unless registered or exempt from registration under the Act and any applicable securities or blue sky laws, and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the shares of Common Stock issuable upon the exercise of the Warrant, an opinion of counsel acceptable to the Company as to the registration or exemption therefrom under the Act and any state blue sky laws. The Warrantholder also understands that the Company is under no obligation to register the shares on his behalf or to assist him in complying with any exemption from registration.

(b) By exercising this Warrant, Warrantholder acknowledges that he has, either alone and/or through his agents, been afforded access to all material information concerning the Company and has received responses to all questions specifically posed to the Company relevant to the issuance of the Warrant Shares to the Warrantholder. Without limiting the foregoing, Warrantholder, upon exercise of this Warrant, hereby represents that he has alone and/or through his agents, had adequate opportunity to ask questions of and receive answers from, responsible officers and/or directors of the Company and to conduct any other investigation he deems necessary and appropriate concerning the exercise of this Warrant. Except as set forth herein, the Company has made no representations or warranties to Warrantholder which have induced, persuaded or stimulated Warrantholder to exercise the Warrant.

(c) By exercising this Warrant, Warrantholder acknowledges that the Company will be relying upon the representations made herein in issuing the Warrant Shares Stock, upon exercise of this Warrant, without registration.

4. Exchange, Transfer, Assignment or Loss of Warrants

This Warrant is exchangeable, without expense, at the option of the Warrantholder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver new Warrants in the name of the assignees named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof, at the office of the Company or at the office of its stock transfer agent, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrantholder hereof. The term "Warrant" and /or "Warrants" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor.

5. Restrictions.

The Warrantholder shall not be entitled to any dividend declared by the Company, and shall not be entitled to any voting rights by virtue of this Warrant, except with respect to any shares of Common Stock issued upon the exercise hereof.

6. Adjustments to Exercise Price.

The price per share at which shares Common Stock may be purchased hereunder, and the number of such shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

(a) In case the Company shall, while this Warrant remains unexercised, in whole or in part, and in force, effect a recapitalization of such character that the shares of Common Stock purchasable hereunder shall be changed into or become exchangeable for a larger or smaller number of shares, then, after the date of record for effecting such recapitalization, the number of shares of Common Stock which the holder hereof shall be entitled to purchase hereunder shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, and the purchase price hereunder per share of such recapitalized Common Stock shall, in the case of an increase in the number of such shares, be proportionately reduced, and in the case of a decrease in the number of such shares, be proportionately increased. For the purpose of this subsection (a), a stock dividend, stock split-up or reverse split shall be considered a recapitalization and an exchange for a larger or smaller number of shares, as the case may be.

(b) In the case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company in connection with a plan of complete liquidation of the Company, then, as a condition of such consolidation, merger or sale or conveyance, adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock or securities as may be issued in connection with such consolidation, merger or sale or conveyance with respect to or in exchange for the number of outstanding shares of Common Stock immediately therefore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale or conveyance not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof shall be applicable, as nearly as may be, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

(c) In case the Company shall, while this Warrant remains unexercised in whole or in part, and in force, offer to all of the holders of Common Stock any rights to subscribe for additional shares of stock of the Company, then the Company shall given written notice thereof to the registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date fixed for the determination of shareholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or the record date fixed with respect to such offer or subscription, and the right of the holder hereof to participate in such offer or subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

(d) Any adjustment pursuant to the foregoing provisions shall be made on the basis of the number of shares of Common Stock which the holder hereof would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to such adjustment and, as to the purchase price hereunder per share, whether or not in effect immediately prior to the time of such adjustment, on the basis of such purchase price immediately prior to the event giving rise to such adjustment. Whenever any such adjustment is required to be made, the Company shall forthwith determine the new number of shares of Common Stock which the holder shall be entitled to purchase hereunder and/or such new purchase price per share, and shall prepare, retain on file and transmit to the holder hereof within ten (10) days after such preparation a statement describing in reasonable detail the method used in calculating such adjustment(s).

(e) For the purposes of this Section 6, the term "Common Stock" shall include all shares of capital stock authorized by the Company's Certificate of Incorporation, as from time to time amended, which are not limited to a fixed sum or percentage of par value in respect of the

right of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company.

7. Reservation of Warrant Shares.

The Company agrees that, prior to the expiration of this Warrant, it will at all times (a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal.

8. Amendment.

This Warrant may be amended upon the written consent of the Company and the Warrantholder.

9. Jurisdiction

This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

Dated: April 1, 2006

MOBIFORM SOFTWARE, INC.

By:______________________________
Ronald DeSerranno, President

PURCHASE FORM

Dated:______________

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________shares of Common Stock of MOBIFORM SOFTWARE, INC. (the "Company") and hereby makes payment of $__________ in payment of the exercise price thereof.

____
Signature of Warrantholder

____
Name of Warrantholder (Print)

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name: ______________________________
(Please typewrite or print in block letters)

Signature: ______________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto

____
(Please Print Name)
residing at ____ and whose Social Security or Employer Identification No. is set forth below, the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________attorney to transfer the same on the books of the Company with full power of substitution.

Dated:

Signature: ______________________________

Signature Guaranteed: ______________________________

____
Social Security Number or
Employment Identification Number